Fourth Quarter and Full Year 2020 Earnings March 9, 2021 NYSE: TREC www.trecora.com

Forward Looking Statements 2 Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and factors include, but are not limited to the impacts of the COVID-19 pandemic on our business, financial results and financial condition and that of our customers, suppliers, and other counterparties; general economic and financial conditions domestically and internationally; insufficient cash flows from operating activities; our ability to attract and retain key employees; feedstock, product and mineral prices; feedstock availability and our ability to access third party transportation; competition; industry cycles; natural disasters or other severe weather events, health epidemics and pandemics (including the COVID-19 pandemic) and terrorist attacks; our ability to consummate extraordinary transactions, including acquisitions and dispositions, and realize the financial and strategic goals of such transactions; technological developments and our ability to maintain, expand and upgrade our facilities; regulatory changes; environmental matters; lawsuits; outstanding debt and other financial and legal obligations (including having to return the amounts borrowed under the Paycheck Protection Program or failing to qualify for forgiveness of such loans, in whole or in part); difficulties in obtaining additional financing on favorable conditions, or at all; local business risks in foreign countries, including civil unrest and military or political conflict, local regulatory and legal environments and foreign currency fluctuations; and other risks detailed in our latest Annual Report on Form 10-K, including but not limited to, “Part I, Item 1A. Risk Factors" and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations" therein, and in our other filings with the SEC. Many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic and other natural disasters such as severe weather events. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this earnings release and the information included in our prior releases, reports and other filings with the SEC, the information contained in this earnings release updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

Non-GAAP Measures This presentation includes the use of non-GAAP financial measures of EBITDA from continuing operations and Adjusted EBITDA from continuing operations and provide reconciliations from our most directly comparable GAAP financial measure to those measures. We believe these financial measures provide users of our financial statements with supplemental information that may be useful in evaluating our operating performance. We also believe that such non- GAAP measures, when read in conjunction with our operating results presented under GAAP, can be used to better assess our performance from period to period and relative to performance of other companies in our industry, without regard to financing methods, historical cost basis or capital structure. These measures are not measures of financial performance or liquidity under GAAP and should be considered in addition to, and not as a substitute for, analysis of our results under GAAP. We define EBITDA from continuing operations as net income (loss) from continuing operations plus interest expense, income tax expense (benefit), depreciation and amortization. We define Adjusted EBITDA from continuing operations as EBITDA from continuing operations plus share based compensation, plus restructuring and severance expenses, plus impairment losses and plus or minus gains or losses on disposal of assets. These non-GAAP measures have been reconciled to the nearest GAAP measure for historical periods in the tables below entitled “Reconciliation of Selected GAAP Measures to Non-GAAP Measures. However, the Company is unable to reconcile its expectations regarding Adjusted EBITDA growth in 2021 to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. 3

4 FY 2020 Highlights Successful completion of AMAK sale resulting in net cash proceeds of $61 million Net income of $31.2 million; Adjusted EBITDA from cont. ops of $21.6 million Total consolidated cash: $55.7MM at end of December Paydown of $37.4MM of debt; Bank debt target leverage of 1.5x – 2.0x achieved Growth initiatives: +$4.5MM of EBITDA in 2020

5 Net Debt and Cash Summary $ millions December 30, 2020 December 30, 2019 Total Bank Debt $46.1 $83.3 PPP Loans $6.1 $- Total Debt $52.2 $83.3 Cash on Balance Sheet $55.7 $6.1 Total Debt Net of Cash $(3.5) $77.2 $ millions Pro Forma Note Cash Balance $55.7 As of December 30, 2020 Tax Refunds (CARES Act) $2.4 Pending payment from IRS Pro Forma Cash Balance $58.1 Total Pro Forma Net Debt $(5.9) Strong Balance Sheet Ample Liquidity

Q4 and FY 2020 Trecora Performance Summary Q4’20 Q3’20 Q2’20 Q1’20 Q4’19 FY‘20 FY’19 Diluted EPS from continuing operations ($0.01) $0.04 $(0.07) $0.23 $(0.61) $0.20 ($0.52) Net Income (Loss) from continuing operations ($0.1) $1.1 ($1.9) $5.9 $(18.7) $5.0 ($12.9) Adjusted EBITDA from continuing operations (1) $4.8 $7.1 $4.2 $5.5 $6.4 $21.6 $31.0 Gross Margin 10.3% 17.7% 15.2% 13.0% 13.5% 13.7% 14.9% Cap Ex $3.1 $2.7 $5.7 $1.9 $3.8 $13.4 $10.1 Total Bank Debt $46.1 $47.1 $78.2 $102.2 $83.3 $46.1 $83.3 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its more directly comparable GAAP measure. 6  Paydown of $37.4 million of debt in 2020  Cash Flow from Continuing Operations of $29.6 million in 2020  Capital Expenditures of $13.4 million in 2020

Q4 Business Segment Performance Summary Specialty Petrochemicals Sales Volume (million gallons) Q4’20 Q3’20 Q2’20 Q1’20 Q4’19 All Products 22.1 17.9 15.3 19.7 20.3 Prime Products 17.6 14.7 13.1 16.2 16.3 By-products 4.5 3.1 2.3 3.5 4.0 7 Specialty Waxes Q4’20 Q3’20 Q2’20 Q1’20 Q4’19 Wax Revenue ($mm) $7.1 $6.0 $5.5 $6.8 $6.0 Wax Sales Volume (mm lbs) $9.0 8.8 8.4 10.2 7.9 Avg. Wax Sales Price ($/lb) $0.78 $0.68 $0.65 $0.66 $0.75 Custom Processing Revenue ($mm) $2.0 $2.5 $2.8 $3.6 $2.9  Q4 prime product demand increased from weakened levels in Q2 and Q3  Sales growth driven by solid demand in the polyethylene and expandable polystyrene markets  Higher average wax sales price in Q4’20, reflects an improved product mix as we sold more of our higher value waxes relative to total wax sales

Petrochemical Feedstock - Market Price of Natural Gasoline Per Gallon $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 8 (Source: OPIS)

Specialty Waxes

Wax Volume and Revenue
(in thousands)



$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Revenue
12,000
10,000
8,000
6,000
4,000
2,000
-
Volume
Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320 Q420
Wax Revenues($)
Wax Volume (Lbs)

TRECORA Resources NYSE EURONEXT

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o New Markets/Products: 14 o Asset Utilization: 17 o Increasing Productivity: 4 10 Organic Growth Execution Funnel Ideation Gate 1 Definition Gate 2 Execution Gate 3 Ideation Definition Execution Total # of Projects Q4’20 # of Projects 12 9 14 35 Q3’20 # of Projects 16 6 11 33 Q2’20 # of Projects 14 8 4 26 Dynamic Evolution of Funnel • Growth portfolio of 35 projects • $4.5MM of EBITDA contribution in 2020 Current Project Categories

For more information, please visit our website: http://www.trecora.com Appendix Below 11

12 Reconciliation Of Selected GAAP Measures To Non-GAAP Measures